EXHIBIT 10.2

                               SECURED DEMAND NOTE

$100,000.00                                                 March 5, 1998


For value received, Howtek, Inc., a Delaware corporation with a principal place of business at 21 Park Avenue, Hudson, New Hampshire 03051 (the "Company"), promises to pay, on demand, to the order of Lawrence A. Howard (the "Payee"), at 660 Madison Ave., 14th Floor, New York, NY 10021 or at such other place in New York City as the Payee shall direct, the principal amount of one hundred thousand dollars ($100,000.00) together with interest accrued thereon. Payments will be made by certified check delivered to the Payee or the holder at the address furnished to the Company for that purpose. This note shall bear interest
(A) at the rate of the lower of (i) 12% per annum or (ii) the maximum rate permitted by applicable law, compounded monthly until payment is demanded by the holder hereof, and (B) thereafter at the rate of the lower of (i) 15% per annum or (ii) the maximum rate permitted by applicable law, until fully paid (whether before or after judgment) both on principal and past due interest.

The Borrower may pay this Note in whole or in part, together with all accrued and unpaid interest, without penalty or premium at any time prior to maturity.

Payment of this Note in accordance with its terms is secured by a security interest in certain assets (the "Collateral") of the Company granted pursuant to a certain Security Agreement between the Company and the Payee of even date hereof. This Note is entitled to all of the benefits and obligations of said Security Agreement. The Company hereby agrees to execute and make all appropriate filings of any financing statements or other filings to perfect the Payee's security interest

The Borrower and all endorsers and guarantors of the Note hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note and agree to pay upon demand all costs, charges and expenses of collecting amounts due under the Note and the Security Agreement, including attorney's fees and expenses, court costs and other disbursements incurred or paid by the Payee in connection therewith. This Note shall be binding upon and inure to the benefit of the Company and the Payee and their respective successors and assigns.

This Note shall be governed by and construed in accordance with the internal laws of the State of New Hampshire.



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IN WITNESS  WHEREOF,  the  Company  has caused  its duly  authorized  officer to execute this Note as an instrument under seal as of the date first written above.


HOWTEK, INC.


    /s/ W. Scott Parr
-----------------------------------
By: W. Scott Parr, President & CEO

    /s/ Connie Webster
-----------------------------------
Witness




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                               SECURITY AGREEMENT


Howtek, Inc. a Delaware corporation with a principal place of business at 21 Park Ave. (hereinafter called the "Debtor"), subject to the terms and conditions hereof, hereby assigns, mortgages, pledges, transfers and grants a continuing security interest to Lawrence A. Howard (hereinafter called the "Secured Party"), in all of the Debtor's right, title and interest in and to all personal property of Debtor, including, without limitation, all accounts, contract rights, rights to payment, inventory, equipment, general intangibles, documents, instruments, deposit accounts (including patents and trademarks) and other property or rights of any kind, all whether now or hereafter owned or acquired. The property described above shall hereafter be collectively referred to as the "Collateral."

Such security interest secures the payment of all sums due hereunder and under a certain Secured Demand Note (the "Note") of the Debtor in the principal amount of $100,000 (hereinafter referred to as the "Obligations") issued by the Debtor to Lawrence A. Howard, dated as of March 5, 1998.

     1. Covenants Re Collateral.

     (a) The Debtor will execute appropriate financing statements under the Uniform Commercial Code (the "Code") and will at all times and from time to time, at the request of the Secured Party, do, make, execute and deliver all such additional and further acts, things, documents, assurances, instruments and financing statements as the Secured Party may require, to vest more completely and assure to the Secured Party its rights hereunder in or to the Collateral, including without limitation, the preparation, execution and delivery of any additional financing statements, continuation statements and security agreements extending to any Collateral which is, or may subsequently become, located outside the State of New Hampshire. The Debtor hereby appoints the Secured Party as its authorized agent and attorney-in-fact, with full power of substitution, to execute and file appropriate financing statements, continuation statements and termination statements and other documents in each and every jurisdiction in which the Collateral is or may be located, now or in the future.

     (b) The Secured Party shall be under no obligation to take steps necessary to preserve its rights in any Collateral against other parties but may do so at its option and at the expense of the Debtor. At its option and upon prior written notice to the Debtor, the Secured Party may discharge any taxes, liens,



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security  interests or other encumbrances to which any Collateral is at any time subject, and may, upon the failure of the Debtor so to do, purchase insurance on any Collateral and pay for the preservation thereof, and the Debtor agrees to reimburse the Secured Party on demand for any payments made or expenses incurred by the Secured Party pursuant to the foregoing authorization. The Secured Party may, at any time after default hereunder, take control of the Collateral to which the Secured Party is entitled hereunder or under applicable law.

     2. Rights and Remedies on Default.

Upon the occurrence of any default under the Note, and at any time thereafter, the Secured Party shall have the rights and remedies of a secured party after default under the Code in addition to the rights and remedies provided herein or in any other instrument or agreement executed by Debtor. Wherever notification with respect to the sale or other disposition of Collateral is required by law, such notification of the time and place of public sale, or of the date after which a private sale or other intended disposition is to be made, shall be deemed reasonable if given to the Debtor at least five (5) business days before the time of such public sale, or the date after which any such private sale or other intended disposition is to be made, as the case may be. Expenses of retaking, holding, preparing for sale, selling or the like with respect to the Collateral, shall include the Secured Party's reasonable attorneys' fees and legal expenses.

     3. Further Assurances.

Upon the occurrence of any default under the Note or at any time thereafter, on request of the Secured Party, the Debtor shall execute and deliver to such Secured Party any and all instruments as may be required to further vest in the Secured Party the right to the Collateral.

     4. Waiver of Demand.

DEBTOR WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO NOTICE OF JUDICIAL HEARING IN ADVANCE OF THE ENFORCEMENT OF ANY OF THE SECURED PARTY'S RIGHTS HEREUNDER, INCLUDING, WITHOUT LIMITATION, THE SECURED PARTY'S RIGHTS FOLLOWING THE OCCURRENCE OF A DEFAULT TO TAKE IMMEDIATE POSSESSION OF THE COLLATERAL AND EXERCISE ITS RIGHTS WITH RESPECT THERETO. With respect both to the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment of any other indulgence, to any substitution, exchange or release of any collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement,



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compromising,  adjusting or discharge of any thereof,  all in such manner and at such time or times as the Secured Party may deem advisable.

     5. General.

Any condition or restriction hereinabove imposed with respect to the Debtor may be waived, modified or suspended by the Secured Party but only on the Secured Party's consent in writing and only as so expressed in such writing and not otherwise. The Secured Party shall not be deemed to have waived any of its other rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any other occasion. The Secured Party's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised separately or concurrently. Any demand upon, or notice to, Debtor that the Secured Party may elect to give shall be effective when deposited in the mails by first class mail, postage prepaid; when delivered personally; or when telecopied (with receipt of telecopy acknowledged), in each case addressed to Debtor at the address shown at the beginning of this Security Agreement or as modified by any notice given after the date hereof. If any term or condition hereof shall be invalid or unenforceable to any extent or in any application, then the remainder hereof shall not be affected thereby, and each and every term and condition hereof shall be valid and enforced to the fullest extent and in the broadest application permitted by law. Whenever there are no Obligations outstanding hereunder and no commitment on the part of any Secured Party under any agreement which might give rise to any Obligation, the Debtor may then terminate this Agreement upon written notice to the Secured Party. This Agreement and all rights and obligation hereunder, including matters of construction, validity and performance, shall be governed by the internal laws of the State of New Hampshire.



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IN WITNESS WHEREOF,  this Security  Agreement is executed as an instrument under seal by each of the undersigned Debtor and Secured Party as of this 5th day of March, 1998.


HOWTEK, INC.


    /s/ W. Scott Parr
----------------------------------
By: W. Scott Parr, President & CEO       Witness: /s/ Connie Webster
                                                 -------------------------
    /s/ Lawrence A. Howard               Witness: /s/  Jessy Fazekas
----------------------------------               -------------------------
Lawrence A. Howard



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